Exhibit 23.1
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                           INDEPENDENT AUDITORS' CONSENT



We consent to the incorporation by reference in the Form S-8 Registration Statement of Community Bancshares, Inc. (Registration No. 333-46231) of our report dated February 22, 2002, which report appears in the Annual Report on Form 10-KSB of Community Bancshares, Inc. for the year ended December 31, 2001.



						/s/	Cherry, Bekaert & Holland, L.L.P.



Greensboro, North Carolina
March 28, 2002